UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 9, 2022

Ritchie Bros. Auctioneers Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6

(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 9, 2022, Ritchie Bros. Auctioneers Incorporated (the “Company”) entered into a sixth amendment (the “Sixth Amendment”) to the Credit Agreement, dated as of October 27, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, as a borrower, certain of its subsidiaries, each as a borrower and/or a guarantor, Bank of America, N.A., as administrative agent, U.S. swing line lender and a letter of credit issuer and the other lenders party thereto.

The Sixth Amendment, among other things, (i) permits the previously announced proposed merger with IAA (the “IAA merger”), (ii) provides commitments for a term loan A facility in an aggregate principal amount of up to $1.825 billion (the “TLA Facility”) to be used to finance, in part, the IAA merger, (iii) provides the Company the ability to borrow up to $200 million of the revolving facility under the Credit Agreement on a limited conditionality basis to finance, in part, the IAA merger and (iv) provides the ability for the Company to add a term loan B facility in a future incremental amendment, the proceeds of which would be used to finance, in part, the IAA merger. In connection with the previously announced Commitment Letter, dated as of November 7, 2022, entered into among the Company and the commitment parties party thereto (as amended and restated on December 9, 2022, the "Commitment Letter"), simultaneously with the effectiveness of the Sixth Amendment, the Company terminated the commitments for the Backstop Revolving Facility (as defined in the Commitment Letter) under the Commitment Letter and permanently reduced the commitments for the Senior Secured Bridge Facility (as defined in the Commitment Letter) under the Commitment Letter to approximately $886.1 million. At the option of the Company, borrowings under the revolving facility and the TLA Facility will bear interest at a rate per annum equal to, (A) for U.S. dollar borrowings, either a base rate, a daily fluctuating rate based on term SOFR, or an adjusted term SOFR rate, plus, in each case, an applicable margin, (B) for Canadian dollar borrowings, a Canadian prime rate or an adjusted CDOR rate, in each case plus an applicable margin and (C) for borrowings in alternative currencies, based on benchmark rates, plus an applicable margin, in each case substantially consistent with the Company’s existing credit agreement. On and after the date of the closing of the IAA merger and the borrowing of the term A loans under the TLA Facility (the “Closing Date”), the applicable margin for loans under the revolving facility and TLA Facility will range from (x) 1.75-3.00% for alternative currency borrowings and for U.S. dollar borrowings with an adjusted term SOFR rate and (y) 0.75-2.00% for borrowings in Canadian dollars with a prime rate and for U.S. dollar borrowings with a base rate. In addition and upon consummation of the IAA merger, the applicable margin for the revolving and term loan A facilities will increase by 0.25% if the Company or one of its subsidiaries does not receive at least $800 million of net cash proceeds from an issuance of senior unsecured notes at or before such time. The obligation of the lenders under the TLA Facility to fund the TLA Facility (and the Company’s ability to draw up to $200 million on the revolving facility on a limited conditionality basis) on the Closing Date is subject to limited conditions as set forth in the Sixth Amendment including completion of the IAA merger, the non-occurrence of a Company Material Adverse Effect (as defined in the Sixth Amendment) on IAA, the accuracy in all material respects of certain representations and warranties related to the Company and IAA, the delivery of certain financial statements of the Company and IAA and other customary limited conditions to completion.

The Sixth Amendment contains customary representations warranties, affirmative and negative covenants and events of default substantially consistent with the Credit Agreement prior to the Sixth Amendment (with such changes as of the Closing Date taking into account the needs and combined size of the Company after giving effect to the IAA merger). The guarantees and collateral requirements under the Sixth Amendment remain unchanged from the existing Credit Agreement, subject to the obligation to join certain IAA entities on the Closing Date.

The Sixth Amendment requires the Company to maintain compliance with a consolidated leverage ratio of 4.50 to 1.00 with a step down to 4:25:1.00 at the end of the fifth full fiscal quarter ending after the Closing Date, to 3.75:1.00 at the end of the ninth full fiscal quarter ending after the Closing Date and to 3.50:1.00 at the end of the thirteenth full fiscal quarter ending after the Closing Date and thereafter (which may, at any level, be adjusted upwards by 0.50 for the four fiscal quarters following certain permitted acquisitions).

The foregoing description of the terms of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the Sixth Amendment, attached as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above with respect to the TLA Facility is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01 Other Events

On December 12, 2022, the Company issued a press release regarding the Sixth Amendment. A copy of this press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This communication contains information relating to a proposed business combination transaction between Ritchie Bros. Auctioneers Incorporated (the “Company”) and IAA, Inc. (“IAA”). This communication includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction, other aspects of the Company’s or IAA’s respective businesses, operations, financial condition or operating results and other statements that are not historical facts. There can be no assurance that the proposed transaction will in fact be consummated. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of the Company’s common shares or IAA’s common stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While the Company’s and IAA’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the possibility that shareholders of the Company may not approve the issuance of new common shares of the Company in the transaction or that stockholders of IAA may not approve the adoption of the merger agreement; the risk that a condition to closing of the proposed transaction may not be satisfied (or waived), that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; the anticipated tax treatment of the proposed transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the diversion of management time on transaction-related issues; the response of competitors to the proposed transaction; the ultimate difficulty, timing, cost and results of integrating the operations of the Company and IAA; the effects of the business combination of the Company and IAA, including the combined company’s future financial condition, results of operations, strategy and plans; the failure (or delay) to receive the required regulatory approval of the transaction; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction; the effect of the announcement, pendency or consummation of the proposed transaction on the trading price of the Company’s common shares or IAA’s common stock; the ability of the Company and/or IAA to retain and hire key personnel and employees; the significant costs associated with the proposed transaction; the outcome of any legal proceedings that could be instituted against the Company, IAA and/or others relating to the proposed transaction; restrictions during the pendency of the proposed transaction that may impact the ability of the Company and/or IAA to pursue non-ordinary course transactions, including certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; legislative, regulatory and economic developments affecting the business of the Company and IAA; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which the Company and IAA operates; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as the Company’s or IAA’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s and IAA’s respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in the Company’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and IAA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither the Company nor IAA undertakes any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of the Company to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of the Company and IAA seeking their approval of their respective transaction-related proposals. Each of the Company and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that the Company or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC and applicable Canadian securities regulatory authorities IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, IAA AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from the Company at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by the Company (when they are available) will be available free of charge by accessing the Company’s website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to the Company at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA’s website at investors.iaai.com or by contacting IAA’s Investor Relations at investors@iaai.com.

Participants in the Solicitation

The Company and IAA and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and IAA in respect of the proposed transaction under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC and applicable Canadian securities regulatory authorities on March 15, 2022, and certain of its Current Reports on Form 8-K. Information about IAA’s directors and executive officers is available in IAA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2022, and certain of its Current Reports on Form 8-K. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC and applicable Canadian securities regulatory authorities regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or IAA free of charge using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1#	Sixth Amendment to Credit Agreement, dated as of December 9, 2022, among the Company, certain of its subsidiaries, each as a borrower and/or a guarantor, the lenders party thereto, Bank of America, N.A., as administrative agent, U.S. swing line lender and a letter of credit issuer.

99.1	Press Release from the Company, dated December 12 , 2022, entitled “Ritchie Bros. amends its credit facilities”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2022	Ritchie Bros. Auctioneers Incorporated

	By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary